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                                                                    Exhibit 23.3

                        CONSENT OF INDEPENDENT AUDITORS




We consent to the reference to our firm under the caption "Experts" and to the use of our report dated June 27, 1997, with respect to the financial statements of Cinemania (UK) Limited included in the Joint Proxy Statement/Prospectus of Iwerks Entertainment, Inc. and Showscan Entertainment Inc. and the related Registration Statement (Form S-4) of Iwerks Entertainment, Inc.



                                               /s/ Ernst & Young
                                               -----------------
                                               ERNST & YOUNG



London, England
March 2, 1998